Offerings - Offering: 1	Nov. 26, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 396,759,600.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 54,792.50
Offering Note	(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 15,870,384 Class I Shares of Goldman Sachs Private Credit Corp. at a price equal to $25.00 per share, which represents the Fund's net asset value as of October 31, 2025. (2) Calculated at $138.10 per $1,000,000 of the transaction value of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026, which is effective October 1, 2025.